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                                                                    EXHIBIT 99.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard H. De Voto, the Chief Executive Officer of Canyon Resources Corporation (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Form 10-Q of the Company for the quarterly period ended September 30, 2002, (the "Form 10-Q"), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.







Date:  November 13, 2002                        /s/ Richard H. De Voto
                                                --------------------------------
                                                Richard H. De Voto
                                                Chief Executive Officer